UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2017

Commission File Number: 1-9852

CHASE CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	11-1797126
(State or other jurisdiction of incorporation of organization)	(I.R.S. Employer Identification No.)

295 University Avenue, Westwood, Massachusetts 02090

(Address of Principal Executive Offices, Including Zip Code)

(781) 332-0700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 — Entry into a Material Definitive Agreement

On December 29, 2017, Chase Corporation (“Chase” or the “Company”)  entered a Membership Interest and Stock Purchase Agreement (the “Master Purchase Agreement”) by and among Chase, The Stewart Group Limited (“Stewart”), Explortec, Inc.  (“Explortec”), Zappa-Tec, LLC (together with Stewart and Explortec, the “Sellers”), Stewart Superabsorbents, LLC (“SSA, LLC”), Stewart SA, Inc. and William Morris, in his capacity as seller representative, to acquire SSA, LLC. SSA, LLC is an advanced superabsorbent polymer (SAP) formulator and solutions provider, with operations located in Hickory and McLeansville, NC. This transaction (the “Acquisition”) closed on December 31, 2017.

In the most recently completed fiscal year, SSA, LLC, and its recently acquired Zappa-Tec business (collectively “Zappa Stewart”), had combined revenue in excess of $24,000,000. Chase anticipates this acquisition to be immediately accretive to its earnings. Zappa Stewart was acquired for a purchase price of $71,382,000, net of cash acquired, pending any working capital adjustments and excluding acquisition-related costs.  Chase acquired all equity of the business, and entered multiyear leases at both locations. Of the purchase price,  $10,707,300 was placed into an escrow account to satisfy any negative working capital adjustments and certain potential indemnification obligations of the Sellers.  Zappa Stewart’s proven technology is complimentary to Chase’s current specialty chemical offerings. This acquisition is in line with the Company’s core strategies and extends its reach into growing medical, industrial and consumer applications.

The purchase was funded from a combination of Chase’s Amended and Restated Credit Agreement dated as of December 15, 2016 by and among Chase Corporation, NEPTCO Incorporated, the Guarantors named therein, Bank of America, N.A., as administrative agent, and the Lenders party thereto (the “Revolving Credit Facility”) and available cash on hand. Chase utilized $65,000,000 from the Revolving Credit Facility.

The foregoing summary of the Master Purchase Agreement is not complete and is qualified in its entirety by reference to the complete text of the definitive agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for its second quarter of fiscal 2018 (anticipated to be filed no later than April 9, 2018).  This agreement will be filed as an exhibit to such report in order to provide investors and shareholders with information regarding its terms.  It is not intended to provide any other factual information about Chase or any of the other parties thereto.  In particular, the assertions embodied in the representations and warranties contained in the Master Purchase Agreement are given only as of the dates specified in the agreement and are qualified by information contained in confidential disclosure schedules provided by the parties. Accordingly, investors should not rely on the representations and warranties in the Master Purchase Agreement, when filed, as characterizations of the actual state of facts or condition of Chase, Zappa Stewart, the Sellers or any other party to the agreement.  Investors should read this agreement together with the other information concerning Chase that Chase publicly files in reports and statements with the Securities and Exchange Commission (the “SEC”).

Item 2.01 - Completion of Acquisition or Disposition of Assets

See Items 1.01 and 2.03, which are incorporated herein by reference.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01, which is incorporated herein by reference.

Item 8.01 — Other Events

On January 4, 2018, Chase Corporation issued a press release announcing its acquisition of SSA, LLC – Zappa Stewart, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements:

Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of Chase with the Securities Exchange Commission, in press releases and in oral and written statements made by or with the approval of Chase that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the Acquisition, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the Acquisition; (ii) statements of plans, objectives and expectations of management or Chase’s board of directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict.  Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.  Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (i) the risk that the businesses involved in the Acquisition will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the Acquisition may not be fully realized or realized within the expected time frame; (iii) revenues following the Acquisition may be lower than expected; (iv) operating costs, customer loss and business disruption following the Acquisition, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) local, regional, national and international economic conditions and the impact they may have on the parties to the Acquisition and their customers; (vi) fair value of and number of stock-based compensation awards to be issued in future periods; (vii) increasing price and product/service competition by competitors, including new entrants; (viii) rapid technological developments and changes; (ix) the parties’ ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (x) the mix of products/services; (xi) containing costs and expenses; (xii) governmental and public policy changes; (xiii) protection and validity of intellectual property rights; (xiv) reliance on large customers; (xv) technological, implementation and cost/financial risks in large, multi-year contracts; (xvi) the outcome of pending and future litigation and governmental proceedings; (xvii) continued availability of financing; (xxviii) financial resources in the amounts, at the times and on the terms required to support the parties’ future businesses; and (xxix) material differences in the actual financial results of merger and acquisition activities compared with expectations, including the full realization of anticipated cost savings and revenue enhancements.  Additional factors that could cause Chase’s results to differ materially from those described in the forward-looking statements can be found in Chase’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC.  All subsequent written and oral forward-looking statements concerning the transaction or other matters and attributable to the parties or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above.  Forward-looking statements speak only as of the date on which such statements are made.  The parties undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Item 9.01 - Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements and additional information required pursuant to Item 9.01(a) of Form 8-K will be filed by amendment to this report on Form 8-K as soon as practicable, and in any event not later than March 19, 2018, the first business day 71 days after the date on which this Current Report on Form 8-K is required to be filed

(b) Pro Forma Financial Information

The pro forma financial information required pursuant to Item 9.01(b) of Form 8-K will be filed by amendment to this report on Form 8-K as soon as practicable, and in any event not later than March 19, 2018, the first business day 71 days after the date on which this Current Report on Form 8-K is required to be filed

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Chase Corporation on January 4, 2018 announcing its acquisition of SSA, LLC – Zappa Stewart Superabsorbents.
10.1.1

Amended and Restated Credit Agreement dated as of December 15, 2016 by and among Chase Corporation, NEPTCO Incorporated, the Guarantors named therein, Bank of America, N.A., as administrative agent, and the Lenders party thereto (previously filed) (incorporated by reference from Exhibit 10.1 to the Company’s current report on Form 8-K filed December 20, 2016).

10.1.2

First Amendment to Amended and Restated Credit Agreement, dated as of February 6, 2017 by and among Chase Corporation, NEPTCO Incorporated, the Guarantors, the Lenders party thereto and Bank of America, N.A., as administrative agent (previously filed) (incorporated by reference from Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended February 28, 2017, filed on April 7, 2017).

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Chase Corporation on January 4, 2018 announcing its acquisition of SSA, LLC – Zappa Stewart Superabsorbents.

10.1.1

Amended and Restated Credit Agreement dated as of December 15, 2016 by and among Chase Corporation, NEPTCO Incorporated, the Guarantors named therein, Bank of America, N.A., as administrative agent, and the Lenders party thereto (previously filed) (incorporated by reference from Exhibit 10.1 to the Company’s current report on Form 8-K filed December 20, 2016).

10.1.2

First Amendment to Amended and Restated Credit Agreement, dated as of February 6, 2017 by and among Chase Corporation, NEPTCO Incorporated, the Guarantors, the Lenders party thereto and Bank of America, N.A., as administrative agent (previously filed) (incorporated by reference from Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended February 28, 2017, filed on April 7, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Chase Corporation

Dated: January 5, 2018	By:	/s/ Kenneth J. Feroldi
Kenneth J. Feroldi
Treasurer and Chief Financial Officer